                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) October 21, 2004
                                                         ----------------------

                                    SPSS Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                     000-22194                36-2815480
--------------------------------------------------------------------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois                     60606
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (312) 651-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 21, 2004, SPSS Inc. issued a press release announcing its preliminary results for its fiscal quarter ended September 30, 2004. The full text of the press release is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

         The information in this Form 8-K and Exhibit 99.3 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

                  99.3 SPSS Press Release, dated October 21, 2004 (furnished pursuant to Item 2.02)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPSS INC.

                                    By: /s/ Raymond H. Panza
                                        ----------------------------------------
                                        Raymond H. Panza
                                        Executive Vice President, Corporate
                                        Operations, Chief Financial Officer,
Dated:   October 22, 2004               and Secretary



                                       3